SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 23, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation


        Delaware                                         52-1972128
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
Address of principal executive offices                  (Zip Code)



                                 (301) 846-8881
               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.    Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.


ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                              Description
   (99)                                  Computational Materials
                                         prepared by Donaldson Lufkin &
                                         Jenrette Securities Corporation
                                         in connection with Norwest Asset
                                         Securities Corporation, Mortgage
                                         Pass-Through Certificates,
                                         Series 1997-15



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORWEST ASSET SECURITIES CORPORATION


September 23, 1997

                                          By:  /s/ B. David Bialzak
                                               B. David Bialzak
                                               Vice President



                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)

 (99)               Computational Materials                            P
                    prepared by Donaldson Lufkin &
                    Jenrette Securities Corporation in
                    connection with Norwest Asset Securities
                    Corporation, Mortgage Pass-Through
                    Certificates, Series 1997-15